- DRAFT -


                                      THREE-YEAR
                                  WARRANT AGREEMENT


                    Agreement dated as of [           ], 1994 between
          VIACOM INC., a Delaware corporation (the "Company"), and Harris
                                                    -------
          Trust and Savings Bank, warrant agent (the "Warrant Agent").
                                                      -------------

                    The Company proposes to issue and deliver its warrant certificates (the "Warrant Certificates") evidencing warrants
                             --------------------
          (the "Warrants") to purchase up to an aggregate of
                --------
          [                                ] shares of its Common Stock (as
          defined below), to certain holders (the "Warrant Recipients") of
                                                   ------------------
          the common stock, par value $1.00 per share, of Paramount Communications Inc. ("Paramount") in connection with the Amended
                                ---------
          and Restated Agreement and Plan of Merger dated as of February 4, 1994, as further amended as of May 26, 1994 (the "Merger
                                                            ------
          Agreement") among the Company, Viacom Sub Inc., a wholly owned
          ---------
          subsidiary of the Company, and Paramount. Each whole Warrant will entitle the registered holder thereof (each, a "Holder" and
                                                               ------
          collectively, the "Holders") to purchase one share of Common
                             -------
          Stock at a price of $60.00 per share, subject to adjustment under certain circumstances.

                    In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the Holders, the Company and the Warrant Agent each agrees as follows:

                    Section 1.  Certain Definitions.     As used in this
                                -------------------
          Agreement, the following terms shall have the following respective meanings:

                    "Affiliate" of any person means any person directly or
                     ---------
          indirectly controlling or controlled by or under direct or indirect common control with such person. For purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                    "Common Stock" means the Class B Common Stock, par
                     ------------
          value $.01 per share, of the Company, and any other capital stock of the Company into which the Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, the Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

                    "Company"  shall have the meaning set forth in the
                     -------
          preamble to this Agreement and its successors and assigns.

























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                                          2

                    "Current Market Value" shall have the meaning set forth
                     --------------------
          in Section 8(e) of this Agreement.

                    "Effective Time" means the date of the filing of a
                     --------------
          certificate of merger with the Secretary of State of the State of Delaware in connection with the merger of Viacom Sub Inc. with and into Paramount pursuant to the Merger Agreement or such later date and time as set forth in the Merger Agreement.

                    "Exercise Price" means the purchase price per share of
                     --------------
          Common Stock to be paid upon the exercise of each whole Warrant in accordance with the terms hereof, which price shall initially be $60.00 per share, subject to adjustment from time to time pursuant to Section 8 hereof.

                    "Expiration Date" means the third anniversary of the
                     ---------------
          Effective Time.

                    "Holders" shall have the meaning set forth in the
                     -------
          preamble to this Agreement.

                    "Merger Agreement" shall have the meaning set forth in
                     ----------------
          the preamble to this Agreement.

                    "person" means any individual, corporation,
                     ------
          partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                    "Register" shall have the meaning set forth in Section
                     --------
          3(a) of this Agreement.

                    "Warrant Agent" shall have the meaning set forth in the
                     -------------
          preamble to this Agreement or the successor or successors of such Warrant Agent appointed in accordance with the terms hereof.

                     "Warrant Certificates" shall have the meaning set
                      --------------------
          forth in the preamble to this Agreement.

                     "Warrant Recipients" shall have the meaning set forth
                      ------------------
          in the preamble to this Agreement.

                     "Warrants" shall have the meaning set forth in the
                      --------
          preamble to this Agreement.

                    Section 2.  The Warrant Certificates.     (a)   The
                                ------------------------
          Warrant Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A. The Warrant Certificates shall be dated the date on which countersigned by the Warrant Agent



























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                                          3

          and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with applicable laws, rules or regulations including any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage.

                    (b)   Warrant Certificates evidencing Warrants to
          purchase an aggregate of up to [                          ]
          shares of Common Stock may be executed, on or after the date of this Agreement, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the order and at the direction of the Company to the Warrant Recipients. The names and addresses of the Warrant Recipients shall be specified by the Company pursuant to a list of Warrant Recipients provided to the Warrant Agent by the Company. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2(b) or by Section 3(b), 4(f) or 6 hereof. The Warrant Certificates shall be executed on behalf of the Company by any of its officers, either manually or by facsimile signature printed thereon. The Warrant Agent shall countersign the Warrant Certificates either manually or by facsimile signature printed thereon, and the Warrant Certificates shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company.

                    Section 3.  Registration, Exchange and Transfer of
                                --------------------------------------
          Warrants.     (a)   The Warrant Agent shall keep at the office of
          --------
          the Warrant Agent, specified in or pursuant to Section 4(e), a register (the "Register") in which, subject to such regulations
                         --------
          as the Company may prescribe, the Warrant Agent shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided.

                    (b) At the option of the Holder, Warrant Certificates may be exchanged at such office and upon payment of the charges hereinafter provided. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute, and the Warrant Agent shall countersign and deliver, the Warrant Certificates that the Holder making the exchange is entitled to receive; provided, however, that the Company shall not be required to issue and deliver Warrant Certificates representing fractional warrants.

                    (c) All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.


















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                                          4



                    (d) Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

                    (e)   No service charge shall be made for any
          registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.

                    (f) Any Warrant Certificate when duly endorsed in blank shall be deemed negotiable and when a Warrant Certificate shall have been so endorsed, the Holder thereof may be treated by the Company, the Warrant Agent and all other persons dealing therewith as the sole and absolute owner thereof for any purpose and as the person solely entitled to exercise the rights represented thereby, or to the transfer thereof on the register of the Company maintained by the Warrant Agent, any notice to the contrary notwithstanding; but until such transfer on such register, the Company and the Warrant Agent may treat the registered Holder thereof as the owner for all purposes.

                    Section 4.  Exercise Price, Payment of the Exercise
                                ---------------------------------------
          Price, Duration and Exercise of Warrants Generally.    (a)   Each
          --------------------------------------------------
          Warrant Certificate shall, when countersigned by the Warrant Agent, entitle the Holder thereof, subject to the provisions of this Agreement, to receive one share of Common Stock for each whole Warrant represented thereby, subject to adjustment as herein provided, upon payment of the Exercise Price for each of such shares.

                    (b) Payment of the Exercise Price shall be in cash or by certified or official bank check payable to the order of the Company. All funds received upon the exercise of Warrants shall be deposited by the Warrant Agent for the account of the Company, unless otherwise instructed in writing by the Company.

                    (c) Subject to the terms and conditions set forth herein, the Warrants shall be exercisable from time to time by the Holder thereof at any time on or prior to the Expiration Date.

                    (d) The Warrants shall terminate and become void as of the close of business on the Expiration Date.

                    (e) Subject to Sections 5 and 9 hereof, in order to exercise a Warrant, the Holder thereof must surrender the Warrant Certificate evidencing such Warrant, with one of the forms on the reverse of or attached to the Warrant Certificates duly executed (with





















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                                          5

          signature guaranteed by a national bank or trust company or by a member of any national securities exchange), to the Warrant Agent at its office at 311 West Monroe Street, Chicago, Illinois
          60606, or at such other address as the Warrant Agent may specify in writing to the Holders at their respective addresses specified in the Register, together with payment in full of the Exercise Price thereof.

                    Upon surrender of a Warrant Certificate and payment of the Exercise Price in conformity with the foregoing provisions, the Warrant Agent shall thereupon promptly notify the Company, and the Warrant Agent will deliver or cause to be delivered to or upon any written order of any Holder appropriate evidence of ownership of any shares of Common Stock issuable upon exercise of the Warrants or other securities or property (including any cash) to which the Holder is entitled hereunder, subject to Section 5.

                    (f) The Warrants evidenced by a Warrant Certificate shall be exercisable either as an entirety or, from time to time, for part only of the number of whole Warrants evidenced thereby. If fewer than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, the Warrant Certificate representing such Warrants shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants that were not exercised shall be issued by the Company. The Warrant Agent shall countersign the new Warrant Certificate, register it in such name or names as may be directed in writing by the Holder and deliver the new Warrant Certificate to the person or persons entitled to receive the same.

                    Section 5.  Payment of Taxes.  The Company will pay all
                                ----------------
          documentary stamp taxes, if any, attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer involved in the issue or delivery of any Warrant Certificates or certificates for Common Stock issued upon the exercise of Warrants in a name other than that of the registered Holder of such Warrants, and the Company shall not register any such transfer or issue any such certificate until such tax or governmental charge, if required, shall have been paid.

                    Section 6.  Mutilated or Missing Warrant Certificates.
                                -----------------------------------------
          If (a) any mutilated Warrant Certificate is surrendered to the Warrant Agent or (b) the Company and the Warrant Agent receive evidence to their satisfaction of the destruction, loss or theft of any Warrant Certificate, and there is delivered to the Company and the Warrant Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company may execute and the Warrant Agent shall countersign and deliver, in exchange for any such mutilated Warrant Certificate or in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of Warrants.





















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                                          6



                    Upon the issuance of any new Warrant Certificate under this Section 6 the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of the Warrant Agent and of counsel to the Company) in connection therewith.

                    Every new Warrant Certificate executed and delivered pursuant to this Section 6 in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.

                    The provisions of this Section 6 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed, lost or stolen Warrant Certificates.

                    Section 7.  Reservation of Common Stock for Issuance on
                                -------------------------------------------
          Exercise of Warrants; Listing.     The Company will at all times
          -----------------------------
          reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issuance upon exercise of Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon issue, be duly and validly issued and fully paid and non-assessable and that upon issuance such shares shall be listed on each national securities exchange on which any other shares of outstanding Common Stock are then listed.

                    Section 8.  Adjustments.  The Exercise Price and the
                                -----------
          number of shares of Common Stock issuable upon exercise of each whole Warrant shall be subject to adjustment from time to time as follows:

                    (a)  Stock Dividends; Stock Splits; Reverse Stock
                         --------------------------------------------
               Splits; Reclassifications.  In case the Company shall (i)
               -------------------------
               pay a dividend or make any other distribution with respect to its Common Stock in shares of Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or
               (iv) issue any shares of Common Stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation), the number of shares of Common Stock issuable upon exercise of each Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive




















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                                          7

               the kind and number of shares of Common Stock or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 8(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                    (b)  Rights; Options; Warrants.  In case the Company
                         -------------------------
               shall issue rights, options, warrants or convertible or exchangeable securities (other than a convertible or exchangeable security subject to Section 8(a)) to all holders of its Common Stock, entitling them to subscribe for or purchase Common Stock at a price per share that is lower (at the record date for such issuance) than the Current Market Value per share of Common Stock, the number of shares of Common Stock thereafter issuable upon the exercise of all Warrants then outstanding shall be determined by adding (1) the number of shares of Common Stock theretofore issuable upon exercise of all Warrants then outstanding and (2) the product of (x) the Cheap Stock Issued, multiplied by (y) the Ownership Ratio. Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

                    For purposes of this Section 8(b), (i) the "Cheap Stock
               Issued" shall be the number of additional shares of any Common Stock offered by the Company for subscription or purchase as described above minus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Current Market Value per share of Common Stock and (ii) the "Ownership Ratio" shall be a fraction, the numerator of which shall be the number of shares of Common Stock theretofore issuable upon exercise of all Warrants then outstanding, and the denominator of which shall be (a) the fully diluted shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or convertible or exchangeable securities minus (b) the number of shares of Common Stock theretofore issuable upon the exercise of all Warrants then outstanding.

                    Any adjustment to the number of shares of Common Stock
               issuable upon exercise of all Warrants then outstanding made pursuant to this Section 8(b) shall be allocated among the Warrants then outstanding on a pro rata basis.

                    (c)  Issuance of Common Stock at Lower Values.  In case
                         ----------------------------------------
               the Company shall, in a transaction in which Section 8(b) is inapplicable, issue or sell shares of





















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                                          8

               Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, at a price per share of Common Stock (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (A) the total amount receivable by the Company in consideration of the issuance and sale of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration, if any, payable to the Company upon exercise, conversion or exchange thereof, by (B) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) that is lower than the then Current Market Value per share of the Common Stock in effect immediately prior to such sale or issuance, then the number of shares of Common Stock thereafter issuable upon the exercise of all Warrants then outstanding shall be determined by adding (1) the number of shares of Common Stock theretofore issuable upon exercise of all Warrants then outstanding and (2) the product of (x) the Cheap Stock Issued, multiplied by (y) the Ownership Ratio. Such adjustment shall be made successively whenever any such sale or issuance is made.

                    For purposes of this Section 8(c), (i) the "Cheap Stock
               Issued" shall be the number of additional shares of any Common Stock issued or offered by the Company for subscription or purchase as described above minus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Current Market Value per share of Common Stock and (ii) the "Ownership Ratio" shall be a fraction, the numerator of which shall be the number of shares of Common Stock theretofore issuable upon exercise of all Warrants then outstanding, and the denominator of which shall be (a) the fully diluted shares of Common Stock outstanding on the date of issuance of such Common Stock or such rights, options, warrants or convertible or exchangeable securities minus (b) the number of shares of Common Stock theretofore issuable upon the exercise of all Warrants then outstanding.

                    In case the Company shall issue and sell shares of
               Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of the first sentence of this Section 8(c), the Board of Directors of the Company shall determine, in good faith, the fair value of such property. In case the Company shall issue and sell rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes



















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                                          9

               of the first sentence of this Section 8(c), the Board of Directors of the Company shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit.

                    Any adjustment to the number of shares of Common Stock
               issuable upon exercise of all Warrants then outstanding made pursuant to this Section 8(c) shall be allocated among each Warrant then outstanding on a pro rata basis.

                    The provisions of this Section 8(c) shall not apply (i)
               to shares issued pursuant to an employee stock option plan or similar plan providing for options or other similar rights to purchase shares of Common Stock, (ii) to issuances pursuant to incentive bonus plans or (iii) to shares issued in payment or settlement of any other equity-related award to employees.

                    (d)  Expiration of Rights, Options and Conversion
                         --------------------------------------------
               Privileges.  Upon the expiration of any rights, options,
               ----------
               warrants or conversion or exchange privileges that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, however, that no such
                                         --------  -------
               readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of shares issuable upon exercise of each Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

                    (e)  Current Market Value.  For the purposes of any
                         --------------------
               computation under this Section 8, the Current Market Value per share of Common Stock at the date herein specified shall be deemed to be the average of the daily market prices of the Common Stock for the 10 consecutive trading days immediately preceding the day as of which "Current Market Value" is being determined. The market price for each such trading day shall be the closing price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day.




















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                                          10



                    (f)  Adjustments for Consolidation, Merger, Sale of
                         ----------------------------------------------
               Assets, Reorganization, etc.  In case the Company (i)
               ---------------------------
               consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection (f), each Holder, upon the exercise of each Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled immediately prior to the record date for such dividend or distribution or the effective date of such consolidation, merger, transfer, reorganization or reclassification.

                    (g)  Adjustment of Exercise Price.  Whenever the number
                         ----------------------------
               of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted, as provided in Section 8(a), (b) or (c), the Exercise Price for each share of Common Stock payable upon exercise of such Warrant shall be adjusted (calculated to the nearest $.01) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares issuable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares so issuable immediately thereafter.

                    (h)  De Minimis Adjustments.  Except as provided in
                         ----------------------
               Section 8(c) with reference to adjustments required by such
               Section 8(c), no adjustment in the number of shares of Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (l%) in the number of shares of Common Stock purchasable upon an exercise of each Warrant; provided, however, that any adjustments which by reason of
               --------  -------
               this Section 8(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

















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                                          11



                    (i)  Notice of Adjustment.    Whenever the number of
                         --------------------
               shares of Common Stock or other stock or property issuable upon the exercise of each Warrant is adjusted, as herein provided, the Company shall promptly give written notice to the Warrant Agent of such adjustment or adjustments and shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of shares of Common Stock or other stock or property issuable upon the exercise of each Warrant after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.
               The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be issuable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other common stock or property upon the exercise of any Warrant.

                    (j)  Statement on Warrants.  Irrespective of any
                         ---------------------
               adjustment in the number or kind of shares issuable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                    Section 9.  Fractional Shares of Common Stock on
                                ------------------------------------
          Exercise of the Warrants.   The Company shall not be required to
          ------------------------
          issue fractional shares of Common Stock on exercise of the Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock that shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 9, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Current Market Value multiplied by such fraction computed to the nearest whole cent. The Holders, by their acceptance of the Warrant

          Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

                    Section 10.  No Stock Rights.  Prior to the exercise of
                                 ---------------
          the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of shares of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon any Holder of a Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise.

                    Section 11.  The Warrant Agent.  (a)  The Company
                                 -----------------
          hereby appoints the Warrant Agent to act as agent of the Company as set forth in this Agreement. The Warrant Agent hereby accepts the appointment as agent of the Company and agrees to perform that agency upon the terms and conditions herein set forth, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound. The Warrant Agent shall not by countersigning Warrant Certificates or by any other act hereunder be deemed to make any representation as to validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any securities or other property delivered upon exercise of any Warrant, or as to the number or kind or amount of stock or other securities or other property deliverable upon exercise of any Warrant. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the kind and amount of shares or other securities or any property receivable by Holders upon the exercise or tender of Warrants required from time to time, and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of any such calculation, other than to apply any adjustment, notice of which is given by the Company to the Warrant Agent to be mailed to the Holders in accordance with Section 8(i). The Warrant Agent shall not (a) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith on the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates, or (c) be liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct. The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from any officer of the Company and to apply to any such officer for instructions (which instructions will be promptly given in writing when requested) and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with the instructions of any such officer, except for its own negligence or wilful misconduct, but in its discretion the

          Warrant Agent may in lieu thereof accept other evidence of such or may require such further or additional evidence as it may deem reasonable.

                    (b) The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

                    (c) The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

                    (d) The Company agrees to pay to the Warrant Agent from time to time compensation for all services rendered by it hereunder as the Company and the Warrant Agent may agree from time to time, and to reimburse the Warrant Agent for reasonable expenses and disbursements incurred in connection with the execution and administration of this Agreement (including the reasonable compensation and the expenses of its counsel), and further agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                    (e) The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell and deal in any of the Warrants or other securities of the Company or its Affiliates or become pecuniarily interested in transactions in which the Company or its Affiliates may be interested, or contract with or lend money to the Company or its Affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                    (f) Anything in this Agreement to the contrary notwithstanding, in no event shall the Warrant Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to loss of profits), even if the Warrant Agent has been advised of the form of action.

                    Section 12.  Resignation and Removal of Warrant Agent;
                                 -----------------------------------------
          Appointment of Successor.  (a)  No resignation or removal of the
          ------------------------
          Warrant Agent and no appointment of a
          successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent's own negligence, bad faith or willful misconduct) after giving written notice to the Company. The Company may remove the Warrant Agent upon written notice, and the Warrant Agent thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the Company's expense, cause to be mailed (by first-class mail, postage prepaid) to each Holder at his last address as shown on the Register a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 60 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the Holder may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a Federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

                    (b) Any corporation into which the Warrant Agent or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party, shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation (i) would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 12(a) or (ii) is a wholly owned subsidiary of the Warrant Agent. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first-class mail, postage prepaid) to each Holder at such Holder's last address as shown on the Register.

                    Section 13.  Money and Other Property Deposited with
                                 ---------------------------------------
          the Warrant Agent.  Any moneys, securities or other property that
          -----------------
          at any time shall be deposited on behalf of the Company with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such moneys, securities or other property shall have been deposited; but such moneys, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law.

                    Section 14.  Notices.  (a)   Except as otherwise
                                 -------
          provided in Section 14(b), any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to any Holder at such Holder's address shown on the Register and to the Company or the Warrant Agent as follows:

          If to the Company:       Viacom Inc.
                                   1515 Broadway
                                   New York, New York  10036

                                   Attention:     General Counsel and Secretary

          If to the Warrant Agent: Harris Trust and Savings Bank
                                   311 West Monroe Street
                                   12th Floor
                                   Chicago, Illinois  60606

                                   Attention:  Indenture Trust Division

          or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

                    (b) Any notice required to be given by the Company to the Holders shall be made by mailing by registered mail, return receipt requested, to the Holders at their respective addresses shown on the Register. The Company hereby irrevocably authorizes the Warrant Agent, in the name and at the expense of the Company, to mail any such notice upon receipt thereof from the Company. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

                    Section 15.  Amendments.  The Company may from time to
                                 ----------
          time supplement or amend this Agreement without the consent of any Holder, in order to (a) cure any ambiguity or correct or supplement any provision herein that may be defective or inconsistent with any other provision herein or (b) add to the covenants and agreements of the Company for the benefit of the Holders, or surrender any rights or power reserved to or conferred upon the Company in this Agreement. The Warrant Agent shall join with the Company in the execution and delivery of any such supplemental agreements unless it affects the Warrant Agent's own rights, duties or immunities hereunder in which case such party may, but shall not be required to, join in such execution and delivery.

                    Section 16.  Persons Benefiting.  This Agreement shall
                                 ------------------
          be binding upon and inure to the benefit of the Company and the Warrant Agent, and their respective successors, assigns, beneficiaries, executors and administrators, and each registered Holder of the Warrants. Nothing in this Agreement is intended or shall be construed to confer upon any person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

                    Section 17.  Counterparts.  This Agreement may be
                                 ------------
          executed in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

                    Section 18.  Surrender of Certificates.  Any Warrant
                                 -------------------------
          Certificate surrendered for exercise or purchase or otherwise acquired by the Company shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by such Warrant Agent and shall not be reissued by the Company. The Warrant Agent shall destroy such cancelled Warrant Certificates and deliver its certificate of destruction to the Company unless the Company shall otherwise direct.

                    Section 19.  Termination of Agreement.  This Agreement
                                 ------------------------
          shall terminate and be of no further force and effect on the earliest of (a) the Expiration date or (b) the date on which all of the Warrants have been exercised, except that the provisions of Sections 11 and 13 shall continue in full force and effect after such termination date.

                    Section 20.  Governing Law.  This Agreement and each
                                 -------------
          Warrant issued hereunder and all rights arising hereunder shall be construed in accordance with and governed by the laws of the State of New York.

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its officer thereunto duly authorized as of the date first above written.

                                             VIACOM INC.

                                             By:________________________
                                                   Name:
                                                   Title:


                                             HARRIS TRUST AND SAVINGS BANK

                                             By:________________________
                                                   Name:
                                                   Title:

                                                                 EXHIBIT A

                         FORM OF FACE OF WARRANT CERTIFICATE


                      WARRANTS TO PURCHASE CLASS B COMMON STOCK
                                    OF VIACOM INC.

          No. ____                      Certificate for ___ Warrants


                    This certifies that _________________________, or
          registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each whole Warrant entitles the holder thereof (a "Holder"), subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Viacom Inc., a Delaware corporation (the "Company"), one share of Class B Common Stock, par value $.01 per share, of the Company ("Common Stock"), at the exercise price (the "Exercise Price") of $60.00 per share, subject to adjustment upon the occurrence of certain events. This Warrant Certificate shall terminate and become void as of the close of business on the third anniversary of the filing of a certificate of merger with the Secretary of State of the State of Delaware in connection with the merger of Viacom Sub Inc. with and into Paramount Communications Inc. (the "Expiration Date").

                    This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of [
                  ] (the "Warrant Agreement"), between the Company and Harris Trust and Savings Bank, as warrant agent (the "Warrant Agent", which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Warrant Agent and the Holders of the Warrants.

                    As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants are immediately exercisable. At 5:00 P.M. (New York City time) on the Expiration Date, each Warrant not exercised prior thereto shall terminate and become void and of no value.

                    The Exercise Price and the number of shares of Common Stock issuable upon the exercise of each whole Warrant are subject to adjustment as provided in the Warrant Agreement.

                    All shares of Common Stock issuable by the Company upon the exercise of Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

                    In order to exercise a Warrant, the registered holder hereof must surrender this Warrant Certificate at the office of the Warrant Agent, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together with any required payment in full of the Exercise Price then in effect for the share(s) of Common Stock as to which the Warrant(s) represented by this Warrant Certificate are submitted for exercise, all subject to the terms and conditions hereof and of the Warrant Agreement. Any such payment of the Exercise Price shall be in cash or by certified or official bank check payable to the order of the Company.

                    The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer involved in the issue or delivery of any Warrant Certificates or certificates for Common Stock issued upon the exercise of Warrants in a name other than that of the registered Holder of such Warrants, and the Company shall not register any such transfer or issue any such certificate until such tax or governmental charge, if required, shall have been paid.

                    This Warrant Certificate and all rights hereunder are transferable by the registered holder hereof, in whole or in part, on the register of the Company, upon surrender of this Warrant Certificate for registration of transfer at the office of the Warrant Agent maintained for such purpose in the City of New York or the City of Chicago, Illinois, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed by the Holder hereof, or his attorney duly authorized in writing, with signature guaranteed as specified in the attached Form of Assignment. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred; provided, however, that the Company shall not be required to issue and deliver Warrant Certificates representing fractional warrants.

                    No service charge shall be made for any registration of transfer or exchange of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that this Warrant Certificate when duly endorsed in blank shall be deemed negotiable and that when this Warrant Certificate shall have been so endorsed, theholder hereof may be treated by the Company, the Warrant Agent and all other persons dealing with this Warrant Certificate as the sole and absolute owner hereof for any purpose and as the person solely entitled to exercise the rights represented hereby, or to the transfer hereof on the register of the Company maintained by the Warrant Agent, any notice to the contrary notwithstanding, but until such transfer on such register, the Company and the Warrant Agent may treat the registered Holder hereof as the owner for all purposes.

                    This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

                    All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                    Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address: 311 West Monroe Street, Chicago, Illinois 60606.

                    This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

          Dated: ______________, 19__


                                   VIACOM INC.


                                   By: __________________________________
                                         Name and Title:

          Countersigned:

          HARRIS TRUST AND SAVINGS BANK,
          as Warrant Agent

          __________________________


          By:________________________
                 Authorized Officer


               RESTRICTIONS ON TRANSFER AND VOTING OF COMMON STOCK: THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OF THE COMPANY PROVIDES THAT, SO LONG AS THE COMPANY OR ANY OF ITS SUBSIDIARIES HOLDS ANY AUTHORIZATION FROM THE FEDERAL COMMUNICATIONS COMMISSION (OR ANY SUCCESSOR THERETO), IF THE COMPANY HAS REASON TO BELIEVE THAT THE OWNERSHIP, OR PROPOSED OWNERSHIP, OF SHARES OF CAPITAL STOCK OF THE COMPANY BY ANY STOCKHOLDER OR ANY PERSON PRESENTING ANY SHARES OF CAPITAL STOCK OF THE COMPANY FOR TRANSFER INTO HIS NAME (A "PROPOSED TRANSFEREE") MAY BE INCONSISTENT WITH, OR IN VIOLATION OF, ANY PROVISION OF THE FEDERAL COMMUNICATIONS LAWS (AS HEREINAFTER DEFINED), SUCH HOLDER OR PROPOSED TRANSFEREE, UPON REQUEST OF THE COMPANY, SHALL FURNISH PROMPTLY TO THE COMPANY SUCH INFORMATION (INCLUDING, WITHOUT LIMITATION, INFORMATION WITH RESPECT TO CITIZENSHIP, OTHER OWNERSHIP INTERESTS AND AFFILIATIONS) AS THE COMPANY SHALL REASONABLY REQUEST TO DETERMINE WHETHER

          THE OWNERSHIP OF, OR THE EXERCISE OF ANY RIGHTS WITH RESPECT TO SHARES OF CAPITAL STOCK OF THE COMPANY BY SUCH STOCKHOLDER OR PROPOSED TRANSFEREE IS INCONSISTENT WITH, OR IN VIOLATION OF, THE FEDERAL COMMUNICATIONS LAWS. AS USED HEREIN, THE TERM "FEDERAL COMMUNICATIONS LAWS" SHALL MEAN ANY LAW OF THE UNITED STATES NOW OR HEREAFTER IN EFFECT (AND ANY REGULATION THEREUNDER) PERTAINING TO THE OWNERSHIP OF, OR THE EXERCISE OF RIGHTS OF OWNERSHIP WITH RESPECT TO, CAPITAL STOCK OF CORPORATIONS HOLDING, DIRECTLY OR INDIRECTLY, FEDERAL COMMUNICATIONS COMMISSION AUTHORIZATIONS, INCLUDING, WITHOUT LIMITATION, THE COMMUNICATIONS ACT OF 1934, AS AMENDED (THE "COMMUNICATIONS ACT"), AND REGULATIONS THEREUNDER PERTAINING TO THE OWNERSHIP, OR THE EXERCISE OF THE RIGHTS OF OWNERSHIP, OF CAPITAL STOCK OF CORPORATIONS HOLDING, DIRECTLY OR INDIRECTLY, FEDERAL COMMUNICATIONS COMMISSION AUTHORIZATIONS, BY
          (I) ALIENS, AS DEFINED IN OR UNDER THE COMMUNICATIONS ACT, AS IT MAY BE AMENDED FROM TIME TO TIME, (II) PERSONS OR ENTITIES HAVING INTERESTS IN TELEVISION OR RADIO STATIONS, DAILY NEWSPAPERS AND CABLE TELEVISION SYSTEMS OR (III) PERSONS OR ENTITIES, UNILATERALLY OR OTHERWISE, SEEKING DIRECT OR INDIRECT CONTROL OF THE COMPANY, AS CONSTRUED UNDER THE COMMUNICATIONS ACT, WITHOUT HAVING OBTAINED ANY REQUISITE PRIOR FEDERAL REGULATORY APPROVAL
          OF SUCH CONTROL.   IF ANY STOCKHOLDER OR PROPOSED TRANSFEREE FROM
          WHOM INFORMATION IS REQUESTED AS DESCRIBED ABOVE SHOULD FAIL TO RESPOND TO SUCH REQUEST OR THE COMPANY SHALL CONCLUDE THAT THE OWNERSHIP, OR THE EXERCISE OF ANY RIGHTS OF OWNERSHIP WITH RESPECT TO, SHARES OF CAPITAL STOCK OF THE COMPANY BY SUCH STOCKHOLDER OR PROPOSED TRANSFEREE COULD RESULT IN ANY INCONSISTENCY WITH, OR VIOLATION OF, THE FEDERAL COMMUNICATIONS LAWS, THE COMPANY MAY REFUSE TO PERMIT THE TRANSFER OF SHARES OF CAPITAL STOCK OF THE COMPANY TO SUCH PROPOSED TRANSFEREE, OR MAY SUSPEND THOSE RIGHTS OF STOCK OWNERSHIP THE EXERCISE OF WHICH WOULD RESULT IN ANY INCONSISTENCY WITH, OR VIOLATION OF, THE FEDERAL COMMUNICATIONS LAWS, SUCH REFUSAL OF TRANSFER OR SUSPENSION TO REMAIN IN EFFECT UNTIL THE REQUESTED INFORMATION HAS BEEN RECEIVED AND THE COMPANY HAS DETERMINED THAT SUCH TRANSFER OR THE EXERCISE OF SUCH SUSPENDED RIGHTS, AS THE CASE MAY BE, IS PERMISSIBLE UNDER THE FEDERAL COMMUNICATIONS LAWS, AND THE COMPANY MAY EXERCISE ANY AND ALL APPROPRIATE REMEDIES, AT LAW OR IN EQUITY, IN ANY COURT OF COMPETENT JURISDICTION,

          AGAINST ANY SUCH STOCKHOLDER OR PROPOSED TRANSFEREE, WITH A VIEW TOWARDS OBTAINING SUCH INFORMATION OR PREVENTING OR CURING ANY SITUATION WHICH WOULD CAUSE ANY INCONSISTENCY WITH, OR VIOLATION OF, ANY PROVISION OF THE FEDERAL COMMUNICATIONS LAWS, AS USED HEREIN, THE WORD "PERSON" SHALL INCLUDE NOT ONLY NATURAL PERSONS BUT PARTNERSHIPS, ASSOCIATIONS, CORPORATIONS, JOINT VENTURES, AND OTHER ENTITIES AND THE "REGULATION" SHALL INCLUDE NOT ONLY REGULATIONS BUT RULES, PUBLISHED POLICIES AND PUBLISHED CONTROLLING INTERPRETATIONS BY AN ADMINISTRATIVE AGENCY OR BODY EMPOWERED TO ADMINISTER A STATUTORY PROVISION OF THE FEDERAL COMMUNICATIONS LAWS.

                        FORM OF REVERSE OF WARRANT CERTIFICATE

                              EXERCISE SUBSCRIPTION FORM

                    (To be executed only upon exercise of Warrant)


          To:  Viacom Inc.

                    The undersigned irrevocably exercises
                                                          ------------------
                 of the Warrants for the purchase of one share (subject to
          ------
          adjustment) of Class B Common Stock, par value $.01 per share, of Viacom Inc., for each whole Warrant represented by the Warrant Certificate and herewith makes payment of $
                                                     -----------------------
                     (such payment being in cash or by certified or
          ----------
          official bank check payable to the order of Viacom Inc.), all at the Exercise Price and on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

          Date:                                , 19           . . . . . (1)
                    ---------------------------    ----     ---------------
                                        (Signature of Owner)


                                        -----------------------------------
                                        (Street Address)


                                        -----------------------------------
                                        (City)              (State)
                                                                 (Zip Code)

                                        Signature Guaranteed by:



                                        -----------------------------------
























          --------------------


          (1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member of any national securities exchange.

          Securities and/or check to be issued to:


          Please insert social security or identifying number:



          Name:



          Street Address:



          City, State and Zip Code:



          Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:



          Please insert social security or identifying number:



          Name:



          Street Address:



          City, State and Zip Code:

                                  FORM OF ASSIGNMENT



                    FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of whole Warrants set forth below:

                                           Social
                                           Security or
                                           other
           Names of        Address         identifying      Number of
           --------        ---------------                  ---------
           Assignees                       number of        Warrants
           ---------------                                  --------
                                           assignee(s)
                                           ---------------
          and does hereby irrevocably constitute and appoint
                                                             ---------------
                                            the undersigned's attorney to
          ---------------------------------
          make such transfer on the books of
                                             -------------------------------
              maintained for that purpose, with full power of substitution
          ---
          in the premises.

          Date:                                , 19                     (1)
                    ---------------------------    ----     ---------------
                                        (Signature of Owner)


                                        -----------------------------------
                                        (Street Address)


                                        -----------------------------------
                                        (City)              (State)
                                                                 (Zip Code)


                                        Signature Guaranteed by:



                                        -----------------------------------








































          --------------------



          (1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member of any national securities exchange.